Exhibit 99.1

Copyright 2021, Plug Power Inc. Plug Power Inc. NASDAQ: PLUG June 2022

2 This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Plug Power including but not limited to statements about Plug Power’s expectations regarding its future results of operations; expectations regarding the effects of the recent acquisitions; expectations regarding the building of a fuel cell and electrolyzer stack Gigafactory; expectations regarding its position and capabilities in hydrogen generation, liquefaction and distribution of green hydrogen fuel; expectations regarding its servable addressable market; benefits of its global partnerships and the expansion of its geographic footprint into foreign markets; expectations regarding the expansion of electrolyzer sales; expectations that vertical integration will improve efficiency and reduce costs; the projected annual capacity of its Gigafactories; the potential increased adoption of hydrogen technology across multiple markets; and expectations that hydrogen investments will continue to accelerate growth and expand margin. These forward-looking statements contain projections of our future results of operations or of our financial position or state other forward-looking information. In some cases you can identify these statements by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “forecast,” “intend,” “may,” “should,” “will,” “would,” “plan,” “projected,” “target” or the negative of such words or other similar words or phrases. We believe that it is important to communicate our future expectations to our investors. However, there may be events in the future that we are not able to accurately predict or control and that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Investors are cautioned not to unduly rely on forward-looking statements because they involve risks and uncertainties, and actual results may differ materially from those discussed as a result of various factors, including, but not limited to: the risk that we continue to incur losses and might never achieve or maintain profitability, the risk that we will need to raise additional capital to fund our operations and such capital may not be available to us, the risk of dilution to our stockholders and/or stock price should we need to raise additional capital, the risk that our lack of extensive experience in manufacturing and marketing products may impact our ability to manufacture and market products on a profitable and large-scale commercial basis, the risk that unit orders may not ship, be installed and/or converted to revenue, in whole or in part, the risk that a loss of one or more of our major customers, or if one of our major customers delays payment of or is unable to pay its receivables, a material adverse effect could result on our financial condition, the risk that a sale of a significant number of shares of stock could depress the market price of our common stock, the risk that our convertible senior notes, if settled in cash, could have a material effect on our financial results, the risk that our convertible note hedges may affect the value of our convertible senior notes and our common stock, the risk that negative publicity related to our business or stock could result in a negative impact on our stock value and profitability, the risk of potential losses related to any product liability claims or contract disputes, the risk of loss related to an inability to maintain an effective system of internal controls, our ability to attract and maintain key personnel, the risks related to the use of flammable fuels in our products, the risk that pending orders may not convert to purchase orders, in whole or in part, the cost and timing of developing, marketing and selling our products, the risks of delays in or not completing our product development goals, our ability to obtain financing arrangements to support the sale or leasing of our products and services to customers, our ability to achieve the forecasted gross margin on the sale of our products, the cost and availability of fuel and fueling infrastructures for our products, the risks, liabilities, and costs related to environmental, health and safety matters, the risk of elimination of government subsidies and economic incentives for alternative energy products, market acceptance of our products and services, including GenDrive, GenSure and GenKey systems, our ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing, and the supply of key product components, the cost and availability of components and parts for our products, the risk that possible new tariffs could have a material adverse effect on our business, our ability to develop commercially viable products, our ability to reduce product and manufacturing costs, our ability to successfully market, distribute and service our products and services internationally, our ability to improve system reliability for our products, competitive factors, such as price competition and competition from other traditional and alternative energy companies, our ability to protect our intellectual property, the risk of dependency on information technology on our operations and the failure of such technology, the cost of complying with current and future federal, state and international governmental regulations, our subjectivity to legal proceedings and legal compliance, the risks associated with past and potential future acquisitions, the risks associated with geopolitical and global economic uncertainty, including the conflict between Russia and Ukraine, inflationary pressures, rising interest rates, and supply chain disruptions, and the volatility of our stock price. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from these contained in any forward-looking statements. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. For additional disclosure regarding these and other risks faced by Plug Power, see disclosures contained in our public filings with the SEC including, the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2021, as such risk factors may be updated from time to time in Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings Plug Power makes with the SEC. These forward-looking statements speak only as of the date on which the statements were made. Except as may be required by applicable law, we do not undertake or intend to update any forward-looking statements after the date of this presentation. Cautionary Note on Forward Looking Statements

Andy Marsh President and Chief Executive Officer

4 Plug’s Building Blocks to Become Industry Leader in a $10T+ Hydrogen Economy Driving adoption in core, on-road, and stationary power markets Strong balance sheet to accomplish goals organically and through strategic acquisitions to become an undeniable leader in hydrogen economy Investing in capabilities to expand industry and geographic footprints Established foundation to be the dominate player in the green hydrogen economy 1 2 3 4

5 5 Global Green Hydrogen Network • 13 North American plants with Green Hydrogen generation of 500-tons per day by 2025 • Announced Green Hydrogen plant locations at California, Georgia, Louisiana, New York and Texas • YE2022 producing 70 TPD • YE2023 producing 200 TPD • Announced 35TPD Green Hydrogen plant location at Port of Antwerp- Bruges • Aggressively pursuing attractive European projects and building strong relationships North American Network 500 TPD by 2025 EU and Global Network 1,000 TPD Globally by 2028 100+ TPD in Europe by 2028

6 Electrolyzer sales funnel already $15B+ and growing Projects TPD eFuel/methanol Ammonia Vehicle refueling Blending/heating Renewable energy storage Refining

7 • Provider of highly engineered EPC solutions, and best-in-class capabilities to build electrolyzer systems. • Cryogenic manufacturing capabilities facilitating growth of tanker capacity & reducing tanker costs by 50% • $500MM annual revenue opportunity by 2025 • Reduces Plug’s hydrogen plant OpEx and CapEx by leveraging best-in-class liquification technology • Large TAM in global hydrogen economy build-out, with $500M- $1B revenue opportunity by 2025 Strategic Acquisitions Have Vertically Integrated Plug’s Green Hydrogen Systems and Product Offerings Increasing Efficiency, Lowering Costs, Increasing Revenue

8 Stationary applications Path to $1.6B in 2025 Continued Growth in Material Handling Expansion into other Fuel Cell Applications Class 6 trucks Forklifts Delivery Vans (Hyvia) Heavy Duty vehicles Stationary applications

9 Have signed partnerships in Europe, the US and Asia Pacific

10 10 Plug is building an end- to-end green hydrogen ecosystem, from production, storage and delivery to energy generation, to help its customers meet their business goals and decarbonize the economy.

Plug continues to expand manufacturing capabilities, including the world’s first PEM technology Gigafactory 7M+ Bi-Polar Plates 60,000+ Fuel Cell Stacks 1+GW Of Electrolyzers Green H2 Onsite generation 2.5+ Gigawatts output 7M+ MEAs Gigafactory Annual Capacity ✓ Plug will be world-class manufacturer ✓ Hired key supply chain personnel ✓ New facilities feature the latest technology and automation

12 What will Plug financials look like in 2025? $3B in Annual Sales Operating Income 17%+ 20%+ EBITDA Global Hydrogen Solution Platform Differentiated Market Position in Large Global Markets Diversified Technology Company Generating Significant Earnings & Cash Flows A Global Hydrogen Ecosystem Market Maker Poised for Continued Substantial Growth External Targets $3B in Annual Sales Operating Income Margin 17%+ 30%+ Gross Margin External Targets

Paul Middleton Chief Financial Officer

14 Plug’s Building Blocks to Drive Targets Develop New Global Markets/Channels • Pedestal MH customers, JVs, Europe platform, etc. • Geographic Markets 1 Develop New Products & Scale Manufacturing Capabilities • New Products - Stationary, On Road, Electrolyzers • Giga factories, Frames, ACT, Liquefiers, JV platforms 2 Driving the Cost Curve through Overhead Leverage, Supply Chain, & Design Enhancements • Scale & Automate MFG • Reliability & Service Costs • Enhanced Supply Chain Strategies Invest in People & Systems 4 5 3 Develop Global Green Hydrogen Network & Enhance Distribution Capabilities • Vertical Synergy • System efficiency

Revenue Map from Point A to B (millions)


2025
Market Tail Winds
Regulatory
Social
Cost Curve
2021
~$20M
~$10M
~$470M
~$1.4B
~$0.6B
~$1B
Material Handling
New Markets (EV and Stationary)
Green Hydrogen Market (Fuel and Electrolyzers)

Action Plans

Develop market channels - customers & partners
Leveraging the global market for electrolyzers
Scaling Gigafactory
Building the Green Hydrogen Global Platform

Develop market channels - customers & partners
Leverage metal stacks – improved power density and lower cost
Expand product offering – i.e., EV, Stationary Power, Aerial

Large account strategy- multisite customer wins (Retail, Auto, Global)
Developing new hydrogen solutions
Flexible business models
Continued investment in cost downs & improved reliability

plug

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Growth & Focused Cost Management Driving Gross Margin and OPEX Leverage

2025 Target Business Model

Gross Margin	>30%
Operating Margin	~17%

Continual Innovation
Improving Performance & Reducing Costs

Vertical Integration
Improve Performance, Reduce Costs and Lead Times

Supply Chain Leverage
Improve Performance, Reduce Costs and Lead Times

Leveraging OPEX
Prudently Managing Growth

Equipment Improvements

- Higher volume = better leverage of fixed cost & supply chain pricing
- Vertical integration to increase reliability and reduce costs; i.e., ACT and Frames
- Innovation leading to simpler design of fuel cells

Service Improvements

- Stack enhancements to increase reliability and reduce costs
- Utilizing analytics for predictive maintenance & performance improvement
- Leverage labor with cluster of customers in a dispatch model

Fuel Improvement

- Hydrogen generation vertical strategy yields improved margins
- Infrastructure design improvements increasing site efficiency & reducing costs

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17 Hydrogen Investments Accelerating Growth and Margin Expansion Projections ($ in millions) $64M $502M $3B Forecast 2014 2021 2025 30% CAGR ~50% CAGR 2022 Plug Revenue Forecast of $925M represents ~84% growth over 2021. • Gross Margin Break-Even in 2022 • Operating Profitability in 2023 • Free Cash Flow by 2025 >$900M to $925M 2022 forecast

Q&A Andy Marsh - President and Chief Executive Officer Paul Middleton - Chief Financial Officer Sanjay Shrestha - GM, Energy Solutions & Chief Strategy Officer Ole Hoefelmann - GM, Electrolyzer Solutions Jose Luis Crespo- GM, Fuel Cell Applications / Global Accounts

Director of Investor Relations Roberto Friedlander rfriedlander@plugpower.com Corporate Headquarters 968 Albany Shaker Road, Latham, New York, 12110 plugpower.com